EXHIBIT 10.75

**** indicates material that has been omitted pursuant to a request for confidential treatment. The omitted material has been filed separately with the U.S. Securities and Exchange Commission.

ARP-HCI-02-CAT-2EB-15

DOC: June 11, 2015

INTERESTS AND LIABILITIES AGREEMENT

attaching to, and forming part of, the

CATASTROPHE EXCESS OF LOSS REINSURANCE CONTRACT

(hereinafter called the “Contract”)

EFFECTIVE: JUNE 1, 2015

issued to

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

(hereinafter called the “Reinsured”)

by

ALLIANZ RISK TRANSFER AG (BERMUDA BRANCH)

(hereinafter called the “Subscribing Reinsurer”)

Under the terms of this Contract the above Subscribing Reinsurer agrees to assume severally and not jointly with other participants

Limit and Retention	Participation
$58,000,000 xs $46,000,000	100.000%

of the liability in the layer(s) described in the attached Contract including the same corresponding proportional participation of the Reinsurers’ additional obligations set forth within the layer(s) upon which the Subscribing Reinsurer participates described above.

Brokerage

****% of Ceded Reinsurance Premium

It is Also Agreed that as respects the above Subscribing Reinsurer in the attached Contract, the following paragraphs shall be amended to the Contract:

Paragraph (4) of ARTICLE 30 – SERVICE OF SUIT, has been added and shall read as follows:

Any action, suit, or proceeding to enforce the above Subscribing Reinsurer obligations under the attached Contract, service of process may be made upon Corporation Service Company, 1180 Avenue of the Americas, Suite 210, New York, New York 10036.

All other Terms and Conditions remain unchanged.

ARP-HCI-02-CAT-2EB-15	I&L – ART

DOC: June 11, 2015

Signed in                                 , on this              day of                     , 20

ALLIANZ RISK TRANSFER AG (BERMUDA BRANCH)

BY:

TITLE:

Signed in                                 , on this              day of                     , 20

HOMEOWNERS CHOICE PROPERTY & CASUALTY INSURANCE COMPANY, INC.

TAMPA, FLORIDA

BY:

TITLE:

ARP-HCI-02-CAT-2EB-15	I&L – ART

DOC: June 11, 2015